Exhibit A

                        FOREIGN CUSTODY MANAGER AGREEMENT

         AGREEMENT made as of ______________________, 2001 between each of those funds in the Dreyfus Family of Funds listed on Schedule 2 hereto, as such Schedule may be revised from time to time (each a "Fund") and The Bank of New York ("BNY").

                              W I T N E S S E T H:

         WHEREAS, the Fund desires to appoint BNY as a Foreign Custody Manager on the terms and conditions contained herein;

         WHEREAS, BNY desires to serve as a Foreign Custody Manager and perform the duties set forth herein on the terms and conditions contained herein;

         NOW THEREFORE, in consideration of the mutual promises hereinafter contained in this Agreement, the Fund and BNY hereby agree as follows:

                                   DEFINITIONS

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

===============================================================================
"BOARD" SHALL MEAN THE BOARD OF DIRECTORS OR BOARD OF TRUSTEES, AS THE CASE MAY BE, OF THE FUND. "ELIGIBLE FOREIGN CUSTODIAN" SHALL HAVE THE MEANING PROVIDED IN THE RULE. "MONITORING SYSTEM" SHALL MEAN A SYSTEM ESTABLISHED BY BNY TO FULFILL THE RESPONSIBILITIES SPECIFIED IN CLAUSES (D) AND (E) OF SECTION 1 OF ARTICLE III OF THIS AGREEMENT.

"RESPONSIBILITIES" SHALL MEAN THE RESPONSIBILITIES DELEGATED TO BNY UNDER THE RULE AS A FOREIGN CUSTODY MANAGER WITH RESPECT TO EACH SPECIFIED COUNTRY AND EACH ELIGIBLE FOREIGN CUSTODIAN SELECTED BY BNY, AS SUCH RESPONSIBILITIES ARE MORE FULLY DESCRIBED IN ARTICLE III OF THIS AGREEMENT.

"RULE" SHALL MEAN RULE 17F-5 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS EFFECTIVE ON JUNE 12, 2000, WITH COMPLIANCE REQUIRED NO LATER THAN JULY 2, 2001. "SPECIFIED COUNTRY" SHALL MEAN EACH COUNTRY LISTED ON SCHEDULE I ATTACHED HERETO AND EACH COUNTRY, OTHER THAN THE UNITED STATES, CONSTITUTING THE PRIMARY MARKET FOR A SECURITY WITH RESPECT TO WHICH THE FUND HAS GIVEN, OR MAY GIVE, SETTLEMENT INSTRUCTIONS TO BNY AS CUSTODIAN (THE "CUSTODIAN") UNDER ITS CUSTODY AGREEMENT WITH THE FUND.

                        BNY AS A FOREIGN CUSTODY MANAGER

================================================================================
THE FUND ON BEHALF OF ITS BOARD HEREBY DELEGATES THE RESPONSIBILITIES TO BNY WITH RESPECT TO EACH SPECIFIED COUNTRY. BNY ACCEPTS THE BOARD'S DELEGATION OF RESPONSIBILITIES WITH RESPECT TO EACH SPECIFIED COUNTRY AND AGREES IN PERFORMING THE RESPONSIBILITIES AS A FOREIGN CUSTODY MANAGER TO EXERCISE REASONABLE CARE, PRUDENCE AND DILIGENCE SUCH AS A PERSON HAVING RESPONSIBILITY FOR THE SAFEKEEPING OF THE FUND'S ASSETS WOULD EXERCISE.

                                RESPONSIBILITIES

================================================================================
SUBJECT TO THE PROVISIONS OF THIS AGREEMENT, BNY SHALL WITH RESPECT TO EACH SPECIFIED COUNTRY SELECT AN ELIGIBLE FOREIGN CUSTODIAN. IN CONNECTION THEREWITH, BNY SHALL: (A) DETERMINE THAT ASSETS OF THE FUND HELD BY SUCH ELIGIBLE FOREIGN CUSTODIAN WILL BE SUBJECT TO REASONABLE CARE, BASED ON THE STANDARDS APPLICABLE TO CUSTODIANS IN THE RELEVANT MARKET IN WHICH SUCH ELIGIBLE FOREIGN CUSTODIAN OPERATES, AFTER CONSIDERING ALL FACTORS RELEVANT TO THE SAFEKEEPING OF SUCH ASSETS, INCLUDING, WITHOUT LIMITATION, THOSE CONTAINED IN PARAGRAPH (C)(1) OF THE RULE; (B) DETERMINE THAT THE FUND'S FOREIGN CUSTODY ARRANGEMENTS WITH EACH ELIGIBLE FOREIGN CUSTODIAN ARE GOVERNED BY A WRITTEN CONTRACT WITH THE CUSTODIAN WHICH WILL PROVIDE REASONABLE CARE FOR THE FUND'S ASSETS BASED ON THE STANDARDS SPECIFIED IN PARAGRAPH (C)(1) OF THE RULE; (C) DETERMINE THAT EACH CONTRACT WITH AN ELIGIBLE FOREIGN CUSTODIAN SHALL INCLUDE THE PROVISIONS SPECIFIED IN PARAGRAPH (C)(2)(I)(A) THROUGH (F) OF THE RULE OR, ALTERNATIVELY, IN LIEU OF ANY OR ALL OF SUCH (C)(2)(I)(A) THROUGH (F) PROVISIONS, SUCH OTHER PROVISIONS AS BNY DETERMINES WILL PROVIDE, IN THEIR ENTIRETY, THE SAME OR A GREATER LEVEL OF CARE AND PROTECTION FOR THE ASSETS OF THE FUND AS SUCH SPECIFIED PROVISIONS; (D) MONITOR PURSUANT TO THE MONITORING SYSTEM AND IN ACCORDANCE WITH PARAGRAPH
(C)(3)(I) OF THE RULE THE APPROPRIATENESS OF MAINTAINING THE ASSETS OF THE FUND WITH A PARTICULAR ELIGIBLE FOREIGN CUSTODIAN AND THE PERFORMANCE OF THE CONTRACT GOVERNING SUCH ARRANGEMENT; AND (E) ADVISE THE FUND AS SOON AS REASONABLY POSSIBLE WHENEVER BNY DETERMINES UNDER THE MONITORING SYSTEM THAT AN ARRANGEMENT (INCLUDING ANY MATERIAL CHANGE IN THE CONTRACT GOVERNING SUCH ARRANGEMENT) WITH AN ELIGIBLE FOREIGN CUSTODIAN NO LONGER MEETS THE REQUIREMENTS OF THE RULE. FOR PURPOSES OF CLAUSE (D) OF PRECEDING SECTION 1 OF THIS ARTICLE, BNY'S DETERMINATION OF APPROPRIATENESS SHALL NOT INCLUDE, NOR BE DEEMED TO INCLUDE, ANY EVALUATION OF COUNTRY RISKS ASSOCIATED WITH INVESTMENT IN A PARTICULAR COUNTRY. FOR PURPOSES HEREOF, "COUNTRY RISKS" SHALL MEAN SYSTEMIC RISKS OF HOLDING ASSETS IN A PARTICULAR COUNTRY INCLUDING BUT NOT LIMITED TO (A) AN ELIGIBLE FOREIGN CUSTODIAN'S USE OF AN ELIGIBLE SECURITIES DEPOSITORY (AS DEFINED IN RULE 17F-7 UNDER THE INVESTMENT COMPANY ACT OF 1940) OR ANY DEPOSITORY LOCATED OUTSIDE THE UNITED STATES THAT ACTS AS OR OPERATES A SYSTEM OR A TRANSNATIONAL SYSTEM FOR THE CENTRAL HANDLING OF SECURITIES OR ANY EQUIVALENT BOOK-ENTRIES; (B) SUCH COUNTRY'S FINANCIAL INFRASTRUCTURE; (C) SUCH COUNTRY'S PREVAILING CUSTODY AND SETTLEMENT PRACTICES; (D) NATIONALIZATION, EXPROPRIATION OR OTHER GOVERNMENTAL ACTIONS; (E) SUCH COUNTRY'S REGULATION OF THE BANKING OR SECURITIES INDUSTRY; (F) CURRENCY CONTROLS, RESTRICTIONS, DEVALUATIONS OR FLUCTUATIONS; AND (G) MARKET CONDITIONS WHICH AFFECT THE ORDERLY EXECUTION OF SECURITIES TRANSACTIONS OR AFFECT THE VALUE OF SECURITIES. BNY MAY ASSUME THAT THE BOARD OR THE FUND'S INVESTMENT ADVISOR HAS CONSIDERED THE COUNTRY RISKS ASSOCIATED WITH INVESTMENT IN EACH SPECIFIED COUNTRY AND WILL HAVE CONSIDERED SUCH RISKS PRIOR TO ANY SETTLEMENT INSTRUCTIONS BEING GIVEN TO THE CUSTODIAN WITH RESPECT TO ANY OTHER SPECIFIED COUNTRY. BNY SHALL PROVIDE TO THE BOARD QUARTERLY WRITTEN REPORTS NOTIFYING THE BOARD OF THE PLACEMENT OF ASSETS OF THE FUND WITH A PARTICULAR ELIGIBLE FOREIGN CUSTODIAN WITHIN A SPECIFIED COUNTRY AND OF ANY MATERIAL CHANGE IN THE ARRANGEMENTS (INCLUDING THE CONTRACT GOVERNING SUCH ARRANGEMENTS) WITH RESPECT TO ASSETS OF THE FUND WITH ANY SUCH ELIGIBLE FOREIGN CUSTODIAN.

                                 REPRESENTATIONS

================================================================================
THE FUND HEREBY REPRESENTS THAT: (A) THIS AGREEMENT HAS BEEN DULY AUTHORIZED, EXECUTED AND DELIVERED BY THE FUND, CONSTITUTES A VALID AND LEGALLY BINDING OBLIGATION OF THE FUND ENFORCEABLE IN ACCORDANCE WITH ITS TERMS, AND NO STATUTE, REGULATION, RULE, ORDER, JUDGMENT OR CONTRACT BINDING ON THE FUND PROHIBITS THE FUND'S EXECUTION OR PERFORMANCE OF THIS AGREEMENT; AND (B) THIS AGREEMENT HAS BEEN APPROVED AND RATIFIED BY THE BOARD AT A MEETING DULY CALLED AND AT WHICH A QUORUM WAS AT ALL TIMES PRESENT.

BNY HEREBY REPRESENTS THAT: (A) BNY IS DULY ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF NEW YORK, WITH FULL POWER TO CARRY ON ITS BUSINESSES AS NOW CONDUCTED, AND TO ENTER INTO THIS AGREEMENT AND TO PERFORM ITS OBLIGATIONS HEREUNDER; (B) THIS AGREEMENT HAS BEEN DULY AUTHORIZED, EXECUTED AND DELIVERED BY BNY, CONSTITUTES A VALID AND LEGALLY BINDING OBLIGATION OF BNY ENFORCEABLE IN ACCORDANCE WITH ITS TERMS, AND NO STATUTE, REGULATION, RULE, ORDER, JUDGMENT OR CONTRACT BINDING ON BNY PROHIBITS BNY'S EXECUTION OR PERFORMANCE OF THIS AGREEMENT; (C) BNY HAS ESTABLISHED AND WILL MAINTAIN THE MONITORING SYSTEM; AND
(D) BNY IS A U.S. BANK AS DEFINED IN PARAGRAPH (A) (7) OF THE RULE.

                                 CONCERNING BNY

================================================================================
BNY SHALL NOT BE LIABLE FOR ANY COSTS, EXPENSES, DAMAGES, LIABILITIES OR CLAIMS, INCLUDING ATTORNEYS' AND ACCOUNTANTS' FEES, SUSTAINED OR INCURRED BY, OR ASSERTED AGAINST, THE FUND EXCEPT TO THE EXTENT THE SAME ARISES OUT OF THE FAILURE OF BNY TO EXERCISE THE CARE, PRUDENCE AND DILIGENCE REQUIRED BY SECTION 2 OF ARTICLE II HEREOF. IN NO EVENT SHALL BNY BE LIABLE TO THE FUND, THE BOARD, OR ANY THIRD PARTY FOR SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR FOR LOST PROFITS OR LOSS OF BUSINESS, ARISING IN CONNECTION WITH THIS AGREEMENT. THE FOREGOING PROVISIONS OF THIS SECTION 1 SHALL NOT IN ANY WAY MODIFY OR SUPERSEDE BNY'S OBLIGATIONS TO HOLD HARMLESS AND INDEMNIFY THE FUND IN ACCORDANCE WITH
ARTICLE XV, PARAGRAPH 7 OF THE CUSTODY AGREEMENT. THE FUND SHALL INDEMNIFY BNY AND HOLD IT HARMLESS FROM AND AGAINST ANY AND ALL COSTS, EXPENSES, DAMAGES, LIABILITIES OR CLAIMS, INCLUDING ATTORNEYS' AND ACCOUNTANTS' FEES, SUSTAINED OR INCURRED BY, OR ASSERTED AGAINST, BNY BY REASON OR AS A RESULT OF ANY ACTION OR INACTION, OR ARISING OUT OF BNY'S PERFORMANCE HEREUNDER, PROVIDED THAT THE FUND SHALL NOT INDEMNIFY BNY TO THE EXTENT ANY SUCH COSTS, EXPENSES, DAMAGES, LIABILITIES OR CLAIMS ARISES OUT OF BNY'S FAILURE TO EXERCISE THE REASONABLE CARE, PRUDENCE AND DILIGENCE REQUIRED BY SECTION 2 OF ARTICLE II HEREOF, NOR SHALL THE FUND BE LIABLE TO BNY OR ANY THIRD PARTY FOR SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR FOR LOST PROFITS OR LOSS OF BUSINESS, ARISING IN CONNECTION WITH THIS AGREEMENT. THE FOREGOING PROVISIONS OF THIS SECTION 2 SHALL NOT IN ANY WAY MODIFY OR SUPERSEDE BNY'S OBLIGATIONS TO HOLD HARMLESS AND INDEMNIFY THE FUND IN ACCORDANCE WITH ARTICLE XV, PARAGRAPH 7 OF THE CUSTODY AGREEMENT. FOR ITS SERVICES HEREUNDER, THE FUND AGREES TO PAY TO BNY SUCH COMPENSATION AND OUT-OF-POCKET EXPENSES AS SHALL BE MUTUALLY AGREED. BNY SHALL HAVE ONLY SUCH DUTIES AS ARE EXPRESSLY SET FORTH HEREIN. IN NO EVENT SHALL BNY BE LIABLE FOR ANY COUNTRY RISKS ASSOCIATED WITH INVESTMENTS IN A PARTICULAR COUNTRY.

                                  MISCELLANEOUS

================================================================================
THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE FUND AND BNY WITH RESPECT TO BNY'S RIGHTS AND RESPONSIBILITIES AS THE FUND'S FOREIGN CUSTODY MANAGER, AND NO PROVISION IN THE CUSTODY AGREEMENT BETWEEN THE FUND AND THE CUSTODIAN SHALL AFFECT THE DUTIES AND OBLIGATIONS OF BNY HEREUNDER, NOR SHALL ANY PROVISION IN THIS AGREEMENT AFFECT THE DUTIES OR OBLIGATIONS OF THE CUSTODIAN UNDER THE CUSTODY AGREEMENT. BY WAY OF EXAMPLE ONLY, THIS AGREEMENT DOES NOT IN ANY WAY MODIFY OR SUPERSEDE BNY'S OBLIGATION TO HOLD HARMLESS AND INDEMNIFY THE FUND IN ACCORDANCE WITH ARTICLE XV, PARAGRAPH 7 OF THE CUSTODY AGREEMENT. ANY NOTICE OR OTHER INSTRUMENT IN WRITING, AUTHORIZED OR REQUIRED BY THIS AGREEMENT TO BE GIVEN TO BNY, SHALL BE SUFFICIENTLY GIVEN IF RECEIVED BY IT AT ITS OFFICES AT 100 CHURCH STREET, 10TH FLOOR,, NEW YORK, NEW YORK 10286, OR AT SUCH OTHER PLACE AS BNY MAY FROM TIME TO TIME DESIGNATE IN WRITING.

ANY NOTICE OR OTHER INSTRUMENT IN WRITING, AUTHORIZED OR REQUIRED BY THIS AGREEMENT TO BE GIVEN TO THE FUND SHALL BE SUFFICIENTLY GIVEN IF RECEIVED BY IT AT ITS OFFICES AT 200 PARK AVENUE, NEW YORK, N.Y. 10166 OR AT SUCH OTHER PLACE AS THE FUND MAY FROM TIME TO TIME DESIGNATE IN WRITING.

IN CASE ANY PROVISION IN OR OBLIGATION UNDER THIS AGREEMENT SHALL BE INVALID, ILLEGAL OR UNENFORCEABLE IN ANY JURISDICTION, THE VALIDITY, LEGALITY AND ENFORCEABILITY OF THE REMAINING PROVISIONS SHALL NOT IN ANY WAY BE AFFECTED THEREBY. THIS AGREEMENT MAY NOT BE AMENDED OR MODIFIED IN ANY MANNER EXCEPT BY A WRITTEN AGREEMENT EXECUTED BY BOTH PARTIES. THIS AGREEMENT SHALL EXTEND TO AND SHALL BE BINDING UPON THE PARTIES HERETO, AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS; PROVIDED HOWEVER, THAT THIS AGREEMENT SHALL NOT BE ASSIGNABLE BY EITHER PARTY WITHOUT THE WRITTEN CONSENT OF THE OTHER. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF. THE FUND AND BNY HEREBY CONSENT TO THE JURISDICTION OF A STATE OR FEDERAL COURT SITUATED IN NEW YORK CITY, NEW YORK IN CONNECTION WITH ANY DISPUTE ARISING HEREUNDER. THE FUND AND BNY EACH HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE FUND AND BNY EACH HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

THE PARTIES HERETO AGREE THAT IN PERFORMING HEREUNDER, BNY IS ACTING SOLELY ON BEHALF OF THE FUND AND NO CONTRACTUAL OR SERVICE RELATIONSHIP SHALL BE DEEMED TO BE ESTABLISHED HEREBY BETWEEN BNY AND ANY OTHER PERSON BY REASON OF THIS AGREEMENT. THIS AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED TO BE AN ORIGINAL, BUT SUCH COUNTERPARTS SHALL, TOGETHER, CONSTITUTE ONLY ONE INSTRUMENT.

THIS AGREEMENT SHALL TERMINATE SIMULTANEOUSLY WITH THE TERMINATION OF THE CUSTODY AGREEMENT BETWEEN THE FUND AND THE CUSTODIAN, AND MAY OTHERWISE BE TERMINATED BY EITHER PARTY GIVING TO THE OTHER PARTY A NOTICE IN WRITING SPECIFYING THE DATE OF SUCH TERMINATION, WHICH SHALL BE NOT LESS THAN TWO HUNDRED SEVENTY (270) DAYS AFTER THE DATE OF SUCH NOTICE.

================================================================================
THE OBLIGATIONS OF THE FUND HEREUNDER SHALL BE BINDING ONLY UPON THE ASSETS AND PROPERTY OF THE FUND AND SHALL NOT BE BINDING UPON THIS ASSETS OR PROPERTY OR ANY BOARD MEMBER, OFFICER OR SHAREHOLDER OF THE FUND INDIVIDUALLY.

IN WITNESS WHEREOF, the Fund and BNY have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the date first above written.

                                          EACH FUND LISTED ON SCHEDULE 2 HERETO

                                          By:      __________________________
                                                     Title:




                              THE BANK OF NEW YORK

                                                     By: _______________________
                                                     Title:

                                   SCHEDULE 1

                               SPECIFIED COUNTRIES

                                (To Be Provided)

                                   SCHEDULE 2

DREYFUS BASIC MONEY MARKET FUND, INC.
DREYFUS BASIC MUNICIPAL FUND, INC.
     DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
     DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
     DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
     DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
DREYFUS CASH MANAGEMENT
DREYFUS CASH MANAGEMENT PLUS, INC.
DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
DREYFUS GLOBAL GROWTH FUND
DREYFUS GOVERNMENT CASH MANAGEMENT FUNDS
     DREYFUS GOVERNMENT CASH MANAGEMENT
     DREYFUS GOVERNMENT PRIME CASH MANAGEMENT
DREYFUS GROWTH AND VALUE FUNDS, INC.
     DREYFUS INTERNATIONAL VALUE FUND
DREYFUS INSTITUTIONAL MONEY MARKET FUND
     GOVERNMENT SECURITIES SERIES
     MONEY MARKET SERIES
DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS
     DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND
     DREYFUS INSTITUTIONAL PREFERRED PLUS MONEY MARKET FUND
DREYFUS INSURED MUNICIPAL BOND FUND, INC.
DREYFUS INTERMEDIATE MUNICIPAL BOND FUND, INC.
DREYFUS INTERNATIONAL FUNDS, INC.
     DREYFUS EMERGING MARKETS FUND
     DREYFUS INTERNATIONAL GROWTH FUND
DREYFUS INVESTMENT PORTFOLIOS
     EMERGING MARKETS PORTFOLIO
     EUROPEAN EQUITY PORTFOLIO
     FOUNDERS INTERNATIONAL EQUITY PORTFOLIO
     FOUNDERS PASSPORT PORTFOLIO
     JAPAN PORTFOLIO
DREYFUS LIQUID ASSETS, INC.
DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
DREYFUS MONEY MARKET INSTRUMENTS, INC.
     GOVERNMENT SECURITIES SERIES
     MONEY MARKET SERIES
DREYFUS MUNICIPAL BOND FUND, INC.
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
DREYFUS PREMIER EQUITY FUNDS, INC.
     DREYFUS PREMIER EMERGING MARKETS FUND
DREYFUS PREMIER INTERNATIONAL FUNDS, INC.
     DREYFUS PREMIER EUROPEAN EQUITY FUND
     DREYFUS PREMIER GREATER CHINA FUND
     DREYFUS PREMIER INTERNATIONAL GROWTH FUND
     DREYFUS PREMIER JAPAN FUND
DREYFUS PREMIER MUNICIPAL BOND FUND
DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
DREYFUS PREMIER STATE MUNICIPAL BOND FUND
     CONNECTICUT SERIES
     FLORIDA SERIES
     MARYLAND SERIES
     MASSACHUSETTS SERIES
     MICHIGAN SERIES
     MINNESOTA SERIES
     NEW JERSEY SERIES
     NORTH CAROLINA SERIES
     OHIO SERIES
     PENNSYLVANIA SERIES
     TEXAS SERIES
     VIRGINIA SERIES
DREYFUS PREMIER VALUE EQUITY FUNDS
     DREYFUS PREMIER INTERNATIONAL VALUE FUND
DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
DREYFUS TAX EXEMPT CASH MANAGEMENT
DREYFUS TREASURY CASH MANAGEMENT
DREYFUS TREASURY PRIME CASH MANAGEMENT
DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
DREYFUS VARIABLE INVESTMENT FUND
     INTERNATIONAL EQUITY PORTFOLIO
     INTERNATIONAL VALUE PORTFOLIO
     MONEY MARKET PORTFOLIO
     SPECIAL VALUE PORTFOLIO
DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
GENERAL GOVERNMENT SECURITIES MONEY MARKET FUNDS, INC.
     GENERAL GOVERNMENT SECURITIES MONEY MARKET FUND
     GENERAL TREASURY PRIME MONEY MARKET FUND
GENERAL MONEY MARKET FUND, INC.
GENERAL MUNICIPAL BOND FUND, INC.
GENERAL MUNICIPAL MONEY MARKET FUNDS, INC.
     GENERAL MUNICIPAL MONEY MARKET FUND
GENERAL NEW YORK MUNICIPAL BOND FUND, INC.

                                                                     Exhibit B

                                    AMENDMENT

         AMENDMENT made as of ______________, 2001 to those certain Custody Agreements between each fund in the Dreyfus Family of Funds listed on Schedule I hereto (each a "Fund") and The Bank of New York ("Custodian") (each such Custody Agreement hereinafter referred to as the "Custody Agreement").

                              W I T N E S S E T H :

         WHEREAS, Rule 17f-7 under the Investment Company Act of 1940, as amended (the "Rule"), was adopted on June 12, 2000 by the Securities and Exchange Commission;

        WHEREAS, the Fund and Custodian desire to amend the Custody Agreement to conform with the Rule;

         NOW, THEREFORE, the Fund and Custodian hereby agree as follows:

================================================================================
THE FOLLOWING NEW ARTICLE IS HEREBY ADDED TO THE CUSTODY AGREEMENT:

                              FOREIGN DEPOSITORIES

1. As used in this Article, the term "Foreign Depository" shall mean each Eligible Securities Depository as defined in Rule 17f-7 under the Investment Company Act of 1940, as amended (the "Rule"), identified to the Fund from time to time, and their respective successors and nominees.

2. Custodian may assume in connection with any delivery of a Certificate or any giving of Oral Instructions or Written Instructions, as the case may be, that the Fund or its investment adviser has determined based upon and in reliance on information provided by the Custodian that the custody arrangements of each Foreign Depository provide reasonable safeguards against the custody risks associated with maintaining assets with such Foreign Depository within the meaning of the Rule.

3. With respect to each Foreign Depository, Custodian shall exercise reasonable care, prudence, and diligence such as a person having responsibilities for the safekeeping of the Fund's assets would exercise
     (i) to provide the Fund with a written analysis of the custody risks associated with maintaining assets with the Foreign Depository, (ii) to monitor such custody risks on a continuing basis and promptly notify the Fund in writing of any material change in such risks, and (iii) to notify the Fund as soon as reasonably possible whenever a Foreign Depository ceases to be a Foreign Depository so that the Fund may withdraw its assets as soon as reasonably possible. The Fund acknowledges and agrees that such analysis and monitoring shall be made on the basis of, and limited by, information gathered from Subcustodians, trade associations of which Custodian is a member from time to time, or through publicly available information otherwise obtained by Custodian, and shall not include any evaluation of Country Risks. As used herein the term "Country Risks" shall mean with respect to any Foreign Depository: (a) the financial infrastructure of the country in which it is organized, but not of any Foreign Depository to the extent covered by an analysis described in clause
     (i) of this Section, (b) such country's prevailing settlement practices,
     (c) nationalization, expropriation or other governmental actions, (d) such country's regulation of the banking or securities industry, (e) currency controls, restrictions, devaluations or fluctuations, and (f) market conditions which affect the orderly execution of securities transactions or affect the value of securities.

================================================================================
THIS AMENDMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED TO BE AN ORIGINAL, BUT SUCH COUNTERPARTS, SHALL, TOGETHER, CONSTITUTE ONLY ONE AMENDMENT. FOR EACH FUND ORGANIZED AS A MASSACHUSETTS BUSINESS TRUST, A COPY OF ITS DECLARATION OF TRUST IS ON FILE WITH THE SECRETARY OF THE COMMONWEALTH OF MASSACHUSETTS. NOTICE IS HEREBY GIVEN THAT EACH SUCH INSTRUMENT IS EXECUTED ON BEHALF OF THE TRUSTEES OF EACH SUCH FUND AND NOT INDIVIDUALLY AND THAT THE OBLIGATIONS OF THIS AGREEMENT ARE NOT BINDING UPON ANY OF THE TRUSTEES OR SHAREHOLDERS INDIVIDUALLY BUT ARE BINDING ONLY UPON THE RESPECTIVE FUND. THE PARTIES EXPRESSLY AGREE THAT BNY AND ITS ASSIGNEES AND AFFILIATES SHALL LOOK SOLELY TO THE RESPECTIVE FUND'S ASSETS AND PROPERTY WITH RESPECT TO ENFORCEMENT OF ANY CLAIM.

================================================================================
IN WITNESS WHEREOF, the Fund and Custodian have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

================================================================================
                                         EACH FUND LISTED ON SCHEDULE I HERETO


                                          BY:

                                             ----------------------------------
                                                     Title:


================================================================================
                              THE BANK OF NEW YORK

                                                     BY:

                                                           ---------------------

                                                     Title:

                                   SCHEDULE 1

DREYFUS BASIC MONEY MARKET FUND, INC.
DREYFUS BASIC MUNICIPAL FUND, INC.
     DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
     DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
     DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
     DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
DREYFUS CASH MANAGEMENT
DREYFUS CASH MANAGEMENT PLUS, INC.
DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
DREYFUS GLOBAL GROWTH FUND
DREYFUS GOVERNMENT CASH MANAGEMENT FUNDS
     DREYFUS GOVERNMENT CASH MANAGEMENT
     DREYFUS GOVERNMENT PRIME CASH MANAGEMENT
DREYFUS GROWTH AND VALUE FUNDS, INC.
     DREYFUS INTERNATIONAL VALUE FUND
DREYFUS INSTITUTIONAL MONEY MARKET FUND
     GOVERNMENT SECURITIES SERIES
     MONEY MARKET SERIES
DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS
     DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND
     DREYFUS INSTITUTIONAL PREFERRED PLUS MONEY MARKET FUND
DREYFUS INSURED MUNICIPAL BOND FUND, INC.
DREYFUS INTERMEDIATE MUNICIPAL BOND FUND, INC.
DREYFUS INTERNATIONAL FUNDS, INC.
     DREYFUS EMERGING MARKETS FUND
     DREYFUS INTERNATIONAL GROWTH FUND
DREYFUS INVESTMENT PORTFOLIOS
     EMERGING MARKETS PORTFOLIO
     EUROPEAN EQUITY PORTFOLIO
     FOUNDERS INTERNATIONAL EQUITY PORTFOLIO
     FOUNDERS PASSPORT PORTFOLIO
     JAPAN PORTFOLIO
DREYFUS LIQUID ASSETS, INC.
DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
DREYFUS MONEY MARKET INSTRUMENTS, INC.
     GOVERNMENT SECURITIES SERIES
     MONEY MARKET SERIES
DREYFUS MUNICIPAL BOND FUND, INC.
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
DREYFUS PREMIER EQUITY FUNDS, INC.
     DREYFUS PREMIER EMERGING MARKETS FUND
DREYFUS PREMIER INTERNATIONAL FUNDS, INC.
     DREYFUS PREMIER EUROPEAN EQUITY FUND
     DREYFUS PREMIER GREATER CHINA FUND
     DREYFUS PREMIER INTERNATIONAL GROWTH FUND
     DREYFUS PREMIER JAPAN FUND
DREYFUS PREMIER MUNICIPAL BOND FUND
DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
DREYFUS PREMIER STATE MUNICIPAL BOND FUND
     CONNECTICUT SERIES
     FLORIDA SERIES
     MARYLAND SERIES
     MASSACHUSETTS SERIES
     MICHIGAN SERIES
     MINNESOTA SERIES
     NEW JERSEY SERIES
     NORTH CAROLINA SERIES
     OHIO SERIES
     PENNSYLVANIA SERIES
     TEXAS SERIES
     VIRGINIA SERIES
DREYFUS PREMIER VALUE EQUITY FUNDS
     DREYFUS PREMIER INTERNATIONAL VALUE FUND
DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
DREYFUS TAX EXEMPT CASH MANAGEMENT
DREYFUS TREASURY CASH MANAGEMENT
DREYFUS TREASURY PRIME CASH MANAGEMENT
DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
DREYFUS VARIABLE INVESTMENT FUND
     INTERNATIONAL EQUITY PORTFOLIO
     INTERNATIONAL VALUE PORTFOLIO
     MONEY MARKET PORTFOLIO
     SPECIAL VALUE PORTFOLIO
DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
GENERAL GOVERNMENT SECURITIES MONEY MARKET FUNDS, INC.
     GENERAL GOVERNMENT SECURITIES MONEY MARKET FUND
     GENERAL TREASURY PRIME MONEY MARKET FUND
GENERAL MONEY MARKET FUND, INC.
GENERAL MUNICIPAL BOND FUND, INC.
GENERAL MUNICIPAL MONEY MARKET FUNDS, INC.
     GENERAL MUNICIPAL MONEY MARKET FUND
GENERAL NEW YORK MUNICIPAL BOND FUND, INC.

                                                                   Exhibit C

                            MUTUAL FUND CUSTODY AND

                               SERVICES AGREEMENT

                                TABLE OF CONTENTS

SECTION                                                                                  PAGE

DEFINITIONS......................................................................................................20
ARTICLE I - CUSTODY PROVISIONS...................................................................................22
     1.  Appointment of Custodian................................................................................22
     2.  Custody of Cash and Securities..........................................................................22
     3.  Settlement of Fund Transactions.........................................................................26
     4.  Lending of Securities...................................................................................27
     5.  Persons Having Access to Assets of the Fund.............................................................27
     6.  Standard of Care; Limit of Custodial Responsibilities...................................................27
     7.  Appointment of  Subcustodians...........................................................................29
     8.  Overdraft Facility and Security for Payment.............................................................29
     9.  Tax Obligations.........................................................................................30
ARTICLE II - FOREIGN CUSTODY MANAGER SERVICES....................................................................31
     1.  Delegation..............................................................................................31
     2.  Changes to Appendix B...................................................................................31
     3.  Reports to Board........................................................................................31
     4.  Monitoring System.......................................................................................31
     5.   Standard of Care.......................................................................................31
     6.  Use of Securities Depositories..........................................................................32
ARTICLE III - INFORMATION SERVICES...............................................................................33
     1.   Risk Analysis..........................................................................................33
     2.   Monitoring of Securities Depositories..................................................................33
     3.   Use of Agents..........................................................................................33
     4.   Exercise of Reasonable Care............................................................................33
     5.   Liabilities and Warranties.............................................................................33
ARTICLE IV - GENERAL PROVISIONS..................................................................................34
     1.  Compensation............................................................................................34
     2.  Insolvency of Foreign Custodians........................................................................34
     3.  Liability for Depositories..............................................................................34
     4.  Damages.................................................................................................34
     5.  Indemnification; Liability of the Fund..................................................................34
     6.  Force Majeure...........................................................................................34
     7.  Termination.............................................................................................35
     8.  Books and Records.......................................................................................35
     9.   Miscellaneous..........................................................................................35
APPENDIX A   List of Authorized Persons..........................................................................39
APPENDIX B   Selected Countries..................................................................................40
APPENDIX C   Self Custody Rider..................................................................................41







                            MUTUAL FUND CUSTODY AND

                               SERVICES AGREEMENT

================================================================================
        THIS AGREEMENT IS EFFECTIVE AS OF _______________________, 2001, AND IS BETWEEN DREYFUS INVESTMENT PORTFOLIOS, (the "Fund") a business trust organized under the laws of the State of Maryland having its principal office and place of business AT 200 PARK AVENUE, NEW YORK, NEW YORK 10166, AND MELLON BANK, N.A., (the "Custodian"), a national banking association with its principal place of business at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.

                              W I T N E S S E T H:

        WHEREAS, the Fund and the Custodian desire to set forth their agreement with respect to the custody of the Fund's Securities and cash and the processing of Securities transactions;

        WHEREAS, the Board desires to delegate certain of its responsibilities for performing the services set forth in paragraphs (c)(1), (c)(2) and (c)(3) of Rule 17f-5 to the Custodian as a Foreign Custody Manager (as defined in Rule 17f-5);

        WHEREAS, the Custodian agrees to accept such delegation with respect to Assets, including those held by Foreign Custodians in the Selected Countries; and

        WHEREAS, the Custodian meets the requirements of a Primary Custodian and agrees to perform the function of a Primary Custodian under Rule 17f-7;

        NOW THEREFORE, the Fund and the Custodian agree as follows:

DEFINITIONS

The following words and phrases, unless the context requires otherwise, shall have the following meanings:

1. "ACT": the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time.

2.   "AGREEMENT": this agreement and any amendments.

3. "ASSETS": any of the Fund's investments, including foreign currencies and investments for which the primary market is outside the United States, and such cash and cash equivalents as are reasonably necessary to effect the Fund's transactions in such investments.

4. "AUTHORIZED PERSON": any person, whether or not any such person is an officer or employee of the Fund, duly authorized by the Board to give Instructions on behalf of the Fund, who is listed in the Certificate ANNEXED HERETO AS APPENDIX A or such other Certificate as may be received by the Custodian from time to time.

5. "BOARD": the Board of Directors (or the body authorized to exercise authority similar to that of the board of directors of a corporation) of the Fund.

6. "BOOK-ENTRY SYSTEM": the Federal Reserve/Treasury book-entry system for United States and federal agency Securities, its successor or successors and its nominee or nominees.

7. "BUSINESS DAY": each day on which the Fund is required to determine its net asset value, and any other day on which the Securities and Exchange Commission may require the Fund to be open for business.

8. "CERTIFICATE": any notice, instruction or other instrument in writing, authorized or required by this Agreement to be given to the Custodian, which is actually received by the Custodian and signed on behalf of the Fund by an Authorized Person.

9. "COUNTRY RISK": all factors reasonably related to the systemic risk of holding assets in a particular country including, but not limited to, such country's financial infrastructure (including Securities Depositories), prevailing or developing custody and settlement practices and laws applicable to the safekeeping and recovery of Assets held in custody.

10. "ELIGIBLE SECURITIES DEPOSITORY": the meaning of the term set forth in Rule 17f-7(b)(1).

11. "FOREIGN CUSTODIAN": (a) a banking institution or trust company incorporated or organized under the laws of a country other than the United States, that is regulated as such by the country's government or an agency of the country's government; (b) a majority-owned direct or indirect subsidiary of a U.S. Bank or bank holding company; or (c) any entity other than a Securities Depository with respect to which exemptive or no-action relief has been granted by the Securities and Exchange Commission to permit it to hold Assets of a registered investment company. For the avoidance of doubt, the term "Foreign Custodian" shall not include Euroclear, Clearstream, or any other transnational system for the central handling of securities or equivalent book-entries regardless of whether or not such entities or their service providers are acting in a custodial capacity with respect to Assets, Securities or other property of the Fund.

12. "INSTRUCTIONS": directions and instructions to the Custodian from an Authorized Person in writing by facsimile or electronic transmission subject to the Custodian's practices or any other method specifically agreed upon, provided that the Custodian may, in its discretion, accept oral directions and instructions from an individual it reasonably believes to be an Authorized Person and may require confirmation in writing.

13.  "PRIMARY CUSTODIAN": the meaning set forth in Rule 17f-7(b)(2).

14. "PROSPECTUS": the Fund's current prospectus and statement of additional information relating to the registration of the Fund's Shares under the Securities Act of 1933, as amended.

15.  "RISK ANALYSIS": the analysis required under Rule 17f-7(a)(1)(i)(A).

16. "RULES 17F-4, 17F-5 AND 17F-7": such Rules as promulgated under Section 17(f) of the Act, as such rules (and any successor rules or regulations) may be amended from time to time.

17. "SECURITY" OR "SECURITIES": bonds, debentures, notes, stocks, shares, evidences of indebtedness, options, futures, warrants and other securities, commodities, interests and investments from time to time owned by the Fund.

18. "SECURITIES DEPOSITORY": a system for the central handling of securities as defined in Rule 17f-4.

19. "SELECTED COUNTRIES": THE JURISDICTIONS LISTED ON APPENDIX B as such may be amended from time to time in accordance with Article II.

20.  "SHARES" shares of the Fund, however designated.

21. "TRANSFER AGENT": the person which performs the transfer agent functions for the Fund.

22.  "U.S. BANK": the meaning set forth in Rule 17f-5(a)(7).





                                    ARTICLE I

                               CUSTODY PROVISIONS

1. APPOINTMENT OF CUSTODIAN. The Board appoints the Custodian, and the Custodian accepts such appointment, as custodian of all the Securities and monies at the time owned by or in the possession of the Fund during the period of this Agreement.

2.       CUSTODY OF CASH AND SECURITIES.

     (A) RECEIPT AND HOLDING OF ASSETS. The Fund will deliver or cause to be delivered to the Custodian all Securities and monies owned by it at any time during the period of this Agreement. The Custodian will not be responsible for such Securities and monies until actually received. The Custodian shall establish and maintain a separate account for the Fund and shall credit to the separate account all Securities and monies so received. The Board specifically authorizes the Custodian to hold Securities, Assets or other property of the Fund with any domestic subcustodian, or Securities Depository; and Foreign Custodians or Eligible Securities Depositories in the Selected Countries as provided in Article II. Securities and monies of the Fund deposited in a Securities Depository or Eligible Securities Depositories will be reflected in an account or accounts which include only assets held by the Custodian or a Foreign Custodian for its customers.

     (B) DISBURSEMENTS OF CASH AND DELIVERY OF SECURITIES. The Custodian shall disburse cash or deliver out Securities only for the purposes listed below. Instructions must specify or evidence the purpose for which any transaction is to be made and the Fund shall be solely responsible to assure that Instructions are in accord with any limitations or restrictions applicable to the Fund.

               (1) In payment for Securities purchased for the Fund, upon receipt of such Securities in accord with market practice;

               (2) In payment of dividends or distributions with respect to Shares;

               (3)  In payment for Shares which have been redeemed by the Fund;

               (4)  In payment of taxes;

               (5) When Securities are called, redeemed, retired, or otherwise become payable;

               (6) In exchange for or upon conversion into other securities alone or other securities and cash pursuant to any plan or merger, consolidation, reorganization, recapitalization or readjustment;

               (7) Upon conversion of Securities pursuant to their terms into other securities;

               (8) Upon exercise of subscription, purchase or other similar rights represented by Securities;

               (9) For the payment of interest, management or supervisory fees, distributions or operating expenses;

               (10) In payment of fees and in reimbursement of the expenses and liabilities of the Custodian attributable to the Fund;

               (11) In connection with any borrowings by the Fund or short sales of securities requiring a pledge of Securities, but only against receipt of amounts borrowed;

               (12) In connection with any loans, but only against receipt of adequate collateral as specified in Instructions which shall reflect any restrictions applicable to the Fund;

               (13) For the purpose of redeeming Shares of the Fund and the delivery to, or the crediting to the account of, the Custodian or the Fund's transfer agent, net amounts payable with respect to such Shares to be redeemed;

               (14) For the purpose of redeeming in kind Shares of the Fund against delivery to the Custodian or the Transfer Agent of such Shares to be so redeemed;

               (15) For delivery in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund. The Custodian will act only in accordance with Instructions in the delivery of Securities to be held in escrow and will have no responsibility or liability for any such Securities which are not returned promptly when due other than to make proper requests for such return;

               (16) For spot or forward foreign exchange transactions to
                    facilitate security trading, receipt of income from Securities or related transactions;

               (17) When Securities are sold by the Fund, upon receipt of the total amount payable to the Fund therefore, in accord with market practice;

               (18) Upon the termination of this Agreement; and

               (19) Pursuant to a Certificate setting forth the name and address of the person to whom the payment is to be made, the account from which payment is to be made, the amount to be paid and the purpose for which payment is to be made, provided that in the event of disbursements pursuant to this paragraph 19 of Section 2(b), the Fund shall indemnify and hold the Custodian harmless from any claims or losses arising out of such disbursements in reliance on such Certificate.

     (C) ACTIONS WHICH MAY BE TAKEN WITHOUT INSTRUCTIONS. Unless an Instruction to the contrary is received, the Custodian shall:

               (1) Collect all income due or payable, provided that the Custodian shall not be responsible for the failure to receive payment of (or late payment of) distributions or other payments with respect to Securities or other property held in the account;

               (2) Present for payment and collect the amount payable upon all Securities which may mature or be called, redeemed, retired or otherwise become payable. Notwithstanding the foregoing, the Custodian shall have no responsibility to the Fund for monitoring or ascertaining any call, redemption or retirement dates with respect to put bonds or similar instruments which are owned by the Fund and held by the Custodian or its nominees where such dates are not published in sources routinely used by the Custodian. The Custodian shall have no responsibility or liability to the Fund for any loss by the Fund for any missed payments or other defaults resulting therefrom when information is not published in sources routinely used by the Custodian, unless the Custodian received timely notification from the Fund specifying the time, place and manner for the presentment of any such put bond owned by the Fund and held by the Custodian or its nominee. The Custodian shall not be responsible and assumes no liability for the accuracy or completeness of any notification the Custodian may furnish to the Fund with respect to put bonds or similar instruments;

               (3) Surrender Securities in temporary form for definitive Securities;

               (4) Hold directly, or through a Securities Depository with respect to Securities therein deposited, for the account of the Fund all rights and similar Securities issued with respect to any Securities held by the Custodian hereunder for the Fund;

               (5) Submit or cause to be submitted to Fund or its investment advisor, as designated by Fund, information actually received by the Custodian regarding ownership rights pertaining to property held for the Fund;

               (6) Deliver or cause to be delivered any Securities held for the Fund in exchange for other Securities or cash issued or paid in connection with the liquidation, reorganization, refinancing, merger, consolidation or recapitalization of any corporation, or the exercise of any conversion privilege;

               (7) Deliver Securities upon the receipt of payment in connection with any repurchase agreement related to such Securities entered into by the Fund;

               (8) Deliver Securities owned by the Fund to the issuer thereof or its agent when such Securities are called, redeemed, retired or otherwise become payable; provided, however, that in any such case the cash or other consideration is to be delivered to the Custodian. Notwithstanding the foregoing, the Custodian shall have no responsibility to the Fund for monitoring or ascertaining any call, redemption or retirement dates with respect to put bonds or similar instruments which are owned by the Fund and held by the Custodian or its nominee where such dates are not published in sources routinely used by the Custodian. The Custodian shall have no responsibility or liability to the Fund for any loss by the Fund for any missed payment or other default resulting therefrom when information is not published in sources routinely used by the Custodian, unless the Custodian received timely notification from the Fund specifying the time, place and manner for the presentment of any such put bond owned by the Fund and held by the Custodian or its nominee. The Custodian shall not be responsible and assumes no liability to the Fund for the accuracy or completeness of any notification the Custodian may furnish to the Fund with respect to put bonds or similar investments;

               (9) Endorse and collect all checks, drafts or other orders for the payment of money received by the Custodian for the account of the Fund; and

               (10) Execute any and all documents, agreements or other
                    instruments as may be necessary or desirable for the accomplishment of the purposes of this Agreement.

     (D) CONFIRMATION AND STATEMENTS. Promptly after the close of business on each day, the Custodian shall furnish the Fund with confirmations and a summary of all transfers to or from the account of the Fund during the day. Where securities purchased by the Fund are in a fungible bulk of securities registered in the name of the Custodian (or its nominee) or shown in the Custodian's account on the books of a Securities Depository, the Custodian shall by book-entry or otherwise identify the quantity of those securities belonging to the Fund. At least monthly, the Custodian shall furnish the Fund with a detailed statement of the Securities and monies held for the Fund under this Agreement.

     (E) REGISTRATION OF SECURITIES. The Custodian is authorized to hold all Securities, Assets, or other property of the Fund in nominee name, in bearer form or in book-entry form. The Custodian may register any Securities, Assets or other property of the Fund in the name of the Fund, in the name of the Custodian, any domestic subcustodian, or Foreign Custodian, in the name of any duly appointed registered nominee of such entity, or in the name of a Securities Depository or its successor or successors, or its nominee or nominees. The Fund agrees to furnish to the Custodian appropriate instruments to enable the Custodian to hold or deliver in proper form for transfer, or to register in the name of its registered nominee or in the name of a Securities Depository, any Securities which it may hold for the account of the Fund and which may from time to time be registered in the name of the Fund.

     (F) SEGREGATED ACCOUNTS. Upon receipt of Instruction, the Custodian will, from time to time establish segregated accounts on behalf of the Fund to hold and deal with specified assets as shall be directed.

3.      SETTLEMENT OF FUND TRANSACTIONS.

     (A) CUSTOMARY PRACTICES. Settlement of transactions may be effected in accordance with trading and processing practices customary in the jurisdiction or market where the transaction occurs. The Fund acknowledges that this may, in certain circumstances, require the delivery of cash or Securities (or other property) without the concurrent receipt of Securities (or other property) or cash. In such circumstances, the Custodian shall have no responsibility for nonreceipt of payments (or late payment) or nondelivery of Securities or other property (or late delivery) by the counterparty.

     (B) CONTRACTUAL INCOME. Unless the parties agree to the contrary, the Custodian shall credit the Fund; in accordance with the Custodian's standard operating procedure, with income and maturity proceeds on securities on contractual payment date, net of any taxes, or upon actual receipt. To the extent the Custodian credits income on contractual payment date, the Custodian may reverse such accounting entries with back value to the contractual payment date if the Custodian reasonably believes that such amount will not be received.

     (C) CONTRACTUAL SETTLEMENT. Unless the parties agree to the contrary, the Custodian will attend to the settlement of securities transactions in accordance with the Custodian's standard operating procedure, on the basis of either contractual settlement date accounting or actual settlement date accounting. To the extent the Custodian settles certain securities transactions on the basis of contractual settlement date accounting, the Custodian may reverse with back value to the contractual settlement date any entry relating to such contractual settlement if the Custodian reasonably believes that such amount will not be received.

4. LENDING OF SECURITIES. The Custodian may lend the assets of the Fund in accordance with the terms and conditions of a separate securities lending agreement.

5.   PERSONS HAVING ACCESS TO ASSETS OF THE FUND.

     (a) No trustee or agent of the Fund, and no officer, director, employee or agent of the Fund's investment adviser, of any sub-investment adviser of the Fund, or of the Fund's administrator, shall have physical access to the assets of the Fund held by the Custodian or be authorized or permitted to withdraw any investments of the Fund, nor shall the Custodian deliver any assets of the Fund to any such person. No officer, director, employee or agent of the Custodian who holds any similar position with the Fund's investment adviser, with any sub-investment adviser of the Fund or with the Fund's administrator shall have access to the assets of the Fund.

     (b) Nothing in this Section 5 shall prohibit any duly authorized officer, employee or agent of the Fund, or any duly authorized officer, director, employee or agent of the investment adviser, of any sub-investment adviser of the Fund or of the Fund's administrator, from giving Instructions to the Custodian or executing a Certificate so long as it does not result in delivery of or access to assets of the Fund prohibited by paragraph (a) of this Section 5.

6.       STANDARD OF CARE; LIMIT OF CUSTODIAL RESPONSIBILITIES.

     (A) STANDARD OF CARE. In connection with its duties and responsibilities under this Article I, the Custodian shall not be liable for any loss or damage, including counsel fees, resulting from its action or omission to act or otherwise, except for any such loss or damage arising out of the negligence or willful misconduct of the Custodian, its employees, agents or domestic subcustodians. The Custodian may, with respect to questions of law, apply for and obtain the advice and opinion of counsel to the Fund or of its own counsel, at the expense of the Fund, and shall be fully protected with respect to anything reasonably done or omitted by it in conformity with such advice or opinion.

     (B) LIMIT OF DUTIES. Without limiting the generality of the foregoing, the Custodian shall be under no duty or obligation to inquire into, and shall not be liable for:

                  (1) The acts or omissions of any agent appointed pursuant to Instructions of the Fund or its investment advisor including, but not limited to, any broker-dealer or other entity to hold any Securities or other property of the Fund as collateral or otherwise pursuant to any investment strategy;

                  (2) The validity of the issue of any Securities purchased by the Fund, the legality of the purchase thereof, or the propriety of the amount paid therefor;

                  (3) The legality of the sale of any Securities by the Fund or the propriety of the amount for which the same are sold;

                  (4) The legality of the issue or sale of any Shares, or the sufficiency of the amount to be received therefor;

                  (5) The legality of the redemption of any Shares, or the propriety of the amount to be paid therefor;

                  (6) The legality of the declaration or payment of any distribution of the Fund;

                  (7) The legality of any borrowing for temporary or emergency purposes.

     (C) NO LIABILITY UNTIL RECEIPT. The Custodian shall not be liable for, or considered to be the Custodian of, any money, whether or not represented by any check, draft, or other instrument for the payment of money, received by it on behalf of the Fund until the Custodian actually receives and collects such money, directly or by the final crediting of the account representing the Fund's interest in the Book-Entry System or Securities Depository.

     (D) AMOUNTS DUE FROM TRANSFER AGENT. The Custodian shall not be required to effect collection of any amount due to the Fund from the Transfer Agent nor be required to cause payment or distribution by the Transfer Agent of any amount paid by the Custodian to the Transfer Agent.

     (E) COLLECTION WHERE PAYMENT REFUSED. The Custodian shall not be required to take action to effect collection of any amount, if the Securities upon which such amount is payable are in default, or if payment is refused after due demand or presentation, unless and until it shall be directed to take such action and it shall be assured to its satisfaction of reimbursement of its related costs and expenses.

     (F) NO DUTY TO ASCERTAIN AUTHORITY. The Custodian shall not be under any duty or obligation to ascertain whether any Securities at any time delivered to or held by it for the Fund are such as may properly be held by the Fund under the provisions of its governing instruments or Prospectus.

     (G) RELIANCE ON INSTRUCTIONS. The Custodian shall be entitled to rely upon any Certificate, Instruction, notice or other instrument in writing received by the Custodian and reasonably believed by the Custodian to be genuine and to be signed by an Authorized Person of the Fund. Where the Custodian is issued Instructions orally, the Fund acknowledges that if written confirmation is requested, the validity of the transactions or enforceability of the transactions authorized by the Fund shall not be affected if such confirmation is not received or is contrary to oral Instructions given. The Custodian shall be under no duty to question any direction of an Authorized Person, to review any property held in the Fund's account, to make any suggestions with respect to the investment of the Assets in the Fund's account, or to evaluate or question the performance of any Authorized Person. The Custodian shall not be responsible or liable for any diminution of value of any Securities or other property held by the Custodian, absent a breach of the Custodian's duties under this Agreement.

7. APPOINTMENT OF SUBCUSTODIANS. The Custodian is hereby authorized to appoint one or more domestic subcustodians (which may be an affiliate of the Custodian) to hold Securities and monies at any time owned by the Fund. The Custodian is also hereby authorized when acting pursuant to Instructions to: 1) place Assets with any Foreign Custodian located in a jurisdiction which is not a Selected Country and with Euroclear, Clearstream, or any other transnational depository; and 2) place Assets with a broker or other agent as subcustodian in connection with futures, options, short selling or other transactions. When acting pursuant to such Instructions, the Custodian shall not be liable for the acts or omissions of any subcustodian so appointed.

8. OVERDRAFT FACILITY AND SECURITY FOR PAYMENT. In the event that the Custodian receives Instructions to make payments or transfers of monies on behalf of the Fund for which there would be, at the close of business on the date of such payment or transfer, insufficient monies held by the Custodian on behalf of the Fund, the Custodian may, in its sole discretion, provide an overdraft (an "Overdraft") to the Fund in an amount sufficient to allow the completion of such payment or transfer. Any Overdraft provided hereunder: (a) shall be payable on the next Business Day, unless otherwise agreed by the Fund and the Custodian; and (b) shall accrue interest from the date of the Overdraft to the date of payment in full by the Fund at a rate agreed upon from time to time, by the Custodian and the Fund or, in the absence of specific agreement, at such rate as charged to other customers of Custodian under procedures uniformly applied. The Custodian and the Fund acknowledge that the purpose of such Overdraft is to temporarily finance the purchase of Securities for prompt delivery in accordance WITH THE TERMS HEREOF, TO MEET UNANTICIPATED OR UNUSUAL REDEMPTIONS, TO ALLOW THE SETTLEMENT OF FOREIGN EXCHANGE CONTRACTS or to meet other unanticipated Fund expenses. The Custodian shall promptly notify the Fund (an "Overdraft Notice") of any Overdraft. To secure payment of any Overdraft, the Fund hereby grants to the Custodian a continuing security interest in and right of setoff against the Securities and cash in the Fund's account from time to time in the full amount of such Overdraft. Should the Fund fail to pay promptly any amounts owed hereunder, the Custodian shall be entitled to use available cash in the Fund's account and to liquidate Securities in the account as necessary to meet the Fund's obligations under the Overdraft. In any such case, and without limiting the foregoing, the Custodian shall be entitled to take such other actions(s) or exercise such other options, powers and rights as the Custodian now or hereafter has as a secured creditor UNDER THE MASSACHUSETTS UNIFORM COMMERCIAL CODE OR ANY OTHER APPLICABLE LAW.

9. TAX OBLIGATIONS. For purposes of this Agreement, "Tax Obligations" shall mean taxes, withholding, certification and reporting requirements, claims for exemptions or refund, interest, penalties, additions to tax and other related expenses. To the extent that the Custodian has received relevant and necessary information with respect to the Fund's account, the Custodian shall perform the following services with respect to Tax Obligations:

     a. the Custodian shall file claims for exemptions or refunds with respect to withheld foreign (non-U.S.) taxes in instances in which such claims are appropriate;

     b. the Custodian shall withhold appropriate amounts, as required by U.S. tax laws, with respect to amounts received on behalf of nonresident aliens; and

     c. the Custodian shall provide to the Fund or an Authorized Person such information received by the Custodian which could, in the Custodian's reasonable belief, assist the Fund or the Authorized Person in the submission of any reports or returns with respect to Tax Obligations. The Fund shall inform the Custodian in writing as to which party or parties shall receive information from the Custodian.

         The Custodian shall provide such other services with respect to Tax Obligations, including preparation and filing of tax returns and reports and payment of amounts due (to the extent funded), as requested by the Fund and agreed to by the Custodian in writing. The Custodian shall have no independent obligation to determine the existence of any information with respect to, or the extent of, any Tax Obligations now or hereafter imposed on the Fund or its account by any taxing authority. Except as specifically provided herein or agreed to in writing by the Custodian, the Custodian shall have no obligations or liability with respect to Tax Obligations, including, without limitation, any obligation to file or submit returns or reports with any taxing authorities.

         In making payments to service providers pursuant to Instructions, the Fund acknowledges that the Custodian is acting as a paying agent and not as the payor, for tax information reporting and withholding purposes.

                                   ARTICLE II

                        FOREIGN CUSTODY MANAGER SERVICES

1. DELEGATION. THE BOARD DELEGATES TO THE CUSTODIAN, AND THE CUSTODIAN HEREBY AGREES TO ACCEPT, RESPONSIBILITY as the Fund's Foreign Custody Manager for selecting, contracting with and monitoring Foreign Custodians in Selected Countries set forth in Appendix B (except as noted therein) in accordance with Rule 17f-5(c).

2. CHANGES TO APPENDIX B. Appendix B may be amended from time to time to add or delete jurisdictions by written agreement signed by an Authorized Person of the Fund and the Custodian, but the Custodian RESERVES THE RIGHT TO DELETE JURISDICTIONS UPON REASONABLE NOTICE TO THE FUND.

3. REPORTS TO BOARD. Custodian shall provide written reports notifying the Board of the placement of Assets with a particular Foreign Custodian. Such reports shall be provided to the Board quarterly, except as otherwise agreed by the Custodian and the Fund. The Custodian shall promptly notify the Board, in writing, of any material change in Fund's foreign custody arrangements.

4. MONITORING SYSTEM. IN each case in which the Custodian has exercised delegated authority to place Assets with a Foreign Custodian, the Custodian shall monitor the appropriateness of maintaining the Assets with such Foreign Custodian, and THE PERFORMANCE OF THE FOREIGN CUSTODIAN UNDER ITS CONTRACT WITH THE CUSTODIAN, IN ACCORDANCE WITH RULE 17f-5(c)(3). The Custodian will notify the Fund as soon as possible if an arrangement with a Foreign Custodian no longer meets the requirements of Rule 17f-5, so that the Fund may withdraw its Assets in accordance with Rule 17f-5(c)(3)(ii).

5. STANDARD OF CARE; INDEMNITY. In exercising the delegated authority under this Article of the Agreement, the Custodian agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of the Assets would exercise in like circumstances. Contracts with Foreign Custodians shall comply with Rule 17f-5(c)(2), and provide for reasonable care for Assets based on the standards applicable to Foreign Custodians in the Selected Country. In making this determination, the Custodian shall consider the factors set forth in Rule 17f-5(c)(1). In addition, the Custodian shall hold the Fund harmless from, and indemnify the Fund against, any loss, action, claim, demand, expense and proceeding, including counsel fees, that occurs as a result of the failure of any Foreign Custodian to exercise reasonable care with respect to the safekeeping of Securities and monies of the Fund. Notwithstanding the generality of the foregoing, however, the Custodian shall not be liable for any losses resulting from Country Risk.

6. USE OF SECURITIES DEPOSITORIES. In exercising its delegated authority, Custodian may assume, unless instructed in writing to the contrary, that the Board or the Fund's investment adviser has determined, pursuant to Rule 17f-7, to place and maintain foreign assets with any Securities Depository as to which the Custodian has provided the Fund with a Risk Analysis.

                      [BALANCE OF PAGE INTENTIONALLY BLANK]

                                  ARTICLE III

                              INFORMATION SERVICES

1. RISK ANALYSIS. The Custodian will provide the Fund with a Risk Analysis with respect to Securities Depositories OPERATING IN THE COUNTRIES LISTED IN APPENDIX
B. If the Custodian is unable to provide a Risk Analysis with respect to a particular Securities Depository, it will notify the Fund. If a new Securities Depository commences operation in one of the Appendix B countries, the Custodian will provide the Fund with a Risk Analysis in a reasonably practicable time after such Securities Depository becomes operational. If a new country is added to Appendix B, the Custodian will provide the Fund with a Risk Analysis with respect to each Securities Depository in that country within a reasonably practicable time after the addition of the country to Appendix B.

2. MONITORING OF SECURITIES DEPOSITORIES. The Custodian will monitor, on a continuing basis, the custody risks associated with maintaining assets with each Securities Depository for which it has provided the Fund with a Risk Analysis, as required under Rule 17f-7. The Custodian will promptly notify Fund or its investment adviser of any material change in these risks, or if the custody arrangements with a Securities Depository may no longer meet the requirements of Rule 17f-7.

3. USE OF AGENTS. SUBJECT TO ITS STANDARD OF CARE IN SECTION 4, BELOW, The Custodian may employ agents, including, but not limited to Foreign Custodians, to perform its responsibilities under Sections 1 and 2 above.

4. EXERCISE OF REASONABLE CARE. The Custodian will exercise reasonable care, prudence, and diligence in performing its responsibilities under this Article
III. With respect to the Risk Analyses provided or monitoring performed by an agent, the Custodian will exercise reasonable care in the selection of such agent, and shall be entitled to rely upon information provided by agents so selected in the performance of its duties and responsibilities under this
Article III, unless the Custodian knows or should have known such information to be incorrect, incomplete or misleading.

5. LIABILITIES AND WARRANTIES. While the Custodian will take reasonable precautions to ensure that information provided is accurate, the Custodian shall have no liability with respect to information provided to it by third parties, unless the Custodian knows or should have known such information to be incorrect, incomplete or misleading. Except as provided, due to the nature and source of information, and the necessity of relying on various information sources, most of which are external to the Custodian, the Custodian shall have no liability for direct or indirect use of such information.

================================================================================


                                   ARTICLE IV

                               GENERAL PROVISIONS

1.       COMPENSATION.

         (a) The Fund will compensate the Custodian for its services rendered under this Agreement in accordance with the fees, including out of pocket disbursements, set forth in a separate Fee Schedule, which schedule may be modified by the Custodian upon not less than sixty days prior written notice to the Fund. The Custodian shall also be entitled to reimbursement from the Fund for the amount of any loss, damage, liability or expense incurred with respect to the Fund, including counsel fees, for which it shall be entitled to reimbursement under the provisions of this Agreement.

         (b) The Custodian will bill the Fund as soon as practicable after the end of each calendar month. The Fund will promptly pay to the Custodian the amount of such billing.

         (c) If not paid timely by the Fund, and unless otherwise reasonably disputed by the Fund, the Custodian may charge against assets held on behalf of the Fund compensation and any expenses incurred by the Custodian in the performance of its duties pursuant to this Agreement.

2. INSOLVENCY OF FOREIGN CUSTODIANS. The Custodian shall be responsible for losses or damages suffered by the Fund arising as a result of the insolvency of a Foreign Custodian only to the extent that the Custodian failed to comply with the standard of care set forth in Article II with respect to the selection and monitoring of such Foreign Custodian.

3. LIABILITY FOR DEPOSITORIES. The Custodian shall not be responsible for any losses resulting from the deposit or maintenance of Securities, Assets or other property of the Fund with a Securities Depository. Nothing in this provision shall preclude damages for a breach of duties under Article III.

4. DAMAGES. The Custodian shall not be liable for any indirect, consequential or special damages with respect to its role as Foreign Custody Manager, Custodian or information vendor, except as may arise from its bad faith or willful misconduct in performing its responsibilities hereunder.

5. LIABILITY OF THE FUND. The Fund and the Custodian agree that the obligations of the Fund under this Agreement shall not be binding upon any of the Directors, Trustees, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Fund individually, but are binding only upon the assets and property of the Fund.

6. FORCE MAJEURE. The Custodian shall not be liable for any losses resulting from or caused by events or circumstances beyond its reasonable control, including, but not limited to, losses resulting from nationalization, strikes, expropriation, devaluation, revaluation, confiscation, seizure, cancellation, destruction or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, taxes, levies or other charges affecting the Fund's property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or any other similar event.

7.       TERMINATION.

                    (a) Either party may terminate this Agreement by giving the other party two hundred seventy (270) days notice in writing, specifying the date of such termination. In the event notice is given by the Fund, it shall be accompanied by a Certificate evidencing the vote of the Fund's Board to terminate this Agreement.

     (b) The Fund shall, on or before a specified termination date, deliver to the Custodian a Certificate evidencing the vote of the Board designating a successor custodian. In the absence of such designation, the Custodian may designate a successor custodian, which shall be a person qualified to so act under the Act, or the Fund. If both the Custodian and the Fund fail to designate a successor custodian, the Fund shall, upon the date specified in the notice of termination, and upon the delivery by the Custodian of all Securities and monies then owned by the Fund, be deemed to be its own custodian and the Custodian shall thereby be relieved of all duties and responsibilities under this Agreement, other than the duty with respect to Securities held in the Book-Entry System which cannot be delivered to the Fund.

     (c) Upon termination of the Agreement, the Custodian shall, upon receipt of a notice of acceptance by the successor custodian, deliver to the successor all Securities and monies then held by the Custodian on behalf of the Fund, after deducting all fees, expenses and other amounts owed which have not been reasonably disputed.

     (d) In the event of a dispute following the termination of this Agreement, all relevant provisions shall be deemed to continue to apply to the obligations and liabilities of the parties with respect thereto.

8. BOOKS AND RECORDS. The books and records pertaining to the Fund which are in the possession of the Custodian shall be the property of the Fund. (The Custodian may, however, to the extent required by law or regulation retain copies of the same if the Fund requests the return of its books and records.) Such books and records shall be prepared and maintained as required by the Act, and other applicable securities laws, rules and regulations. Such books and records shall be open to inspection and audit at reasonable times by officers and auditors employed by the Fund at its own expense and with prior written notice to the Custodian, and by the appropriate employees of the Securities and Exchange Commission.

9.       MISCELLANEOUS.

         (A) APPENDIX A is a Certificate signed by the Secretary of the Fund setting forth the names and the signatures of Authorized Persons. The Fund shall furnish a new Certificate when the list of Authorized Persons is changed in any way. Until a new certification is received, the Custodian shall be fully protected in acting upon Instructions from Authorized Persons as set forth in the last delivered Certificate.

                    (b) Any required written notice or other instrument shall be sufficiently given if addressed to the Custodian or the Fund as the case may be and delivered to it at its offices at:

                                         The Custodian:

                                  Mellon Bank, N.A.
                                  One Mellon Bank Center

                                  Pittsburgh, Pennsylvania 15258
                                  Attn: ____________________________


                                 The Fund:

                                           200 Park Avenue

                                           New York, New York 10166

                                            Attn. Joseph Connolly

                    or   at such other place as the parties may from time to
                    time designate to the other in writing.

          (c) This Agreement may not be amended or modified except by a written agreement executed by both parties.

          (d) This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of the Custodian, or by the Custodian without the written consent of the Fund authorized or approved by a vote of the Board, provided, however, that the Custodian may assign the Agreement or any function thereof to any corporation or entity which directly or indirectly is controlled by, or is under common control with, the Custodian and any other attempted assignment without written consent shall be null and void.

          (e) Nothing in this Agreement shall give or be construed to give or confer upon any third party any rights hereunder.

                    (f) The Custodian represents that it is a U.S. Bank within the meaning of paragraph (a)(7) of Rule 17f-5.


          (g) The Fund acknowledges and agrees that, except as expressly set forth in this Agreement, the Fund is solely responsible to assure that the maintenance of the Fund's Securities and cash hereunder complies with applicable laws and regulations, including without limitation the Act and the rules and regulations promulgated thereunder and applicable interpretations thereof or exemptions therefrom. The Fund represents that it has determined that it is reasonable to rely on the Custodian to perform the responsibilities delegated pursuant to this Agreement.

                    (h) This Agreement shall be construed in accordance with the laws of The Commonwealth of Pennsylvania.


                    (i) The captions of the Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

          (j) Each party represents to the other that it has all necessary power and authority, and has obtained any consent or approval necessary, to permit it to enter into and perform this Agreement and that this Agreement does not violate, give rise to a default or right of termination under or otherwise conflict with, any applicable law, regulation, ruling, decree or other governmental authorization or any contract to which it is a party or by which any of its assets is bound.

                    (k) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective representatives duly authorized as of the day and year first above written.

                                         DREYFUS INVESTMENT PORTFOLIOS

                                         BY:

                                                     ---------------------------
                                         Name:
                                         Title:



                                    MELLON BANK, N.A.


                                         BY:

                                                     ---------------------------
                                         Name:
                                         Title:

                                   APPENDIX A

                           LIST OF AUTHORIZED PERSONS

        I, ______________________, the Secretary of ______________________, a
[corporation/business trust] organized under the laws of the [State of Maryland/Commonwealth of Massachusetts] (the "Fund"), do hereby certify that:

        The following individuals have been duly authorized as Authorized Persons to give Instructions on behalf of the Fund and the specimen signatures set forth opposite their respective names are their true and correct signatures:

       NAME                                       SIGNATURE





















                                           -------------------------


                                            BY:

                                                     ---------------------------
                                                     Secretary
                                                     Dated:

                                   APPENDIX B

                               SELECTED COUNTRIES

[List]  [TO BE PROVIDED]


























"*Note, Custodian will not act as a Foreign Custody Manager with respect to assets held in this country. Holding assets and use of Mellon's usual subcustodian in this country is subject to Instructions by the Fund and its execution of a separate letter-agreement pertaining to custody and market risks."

                                   APPENDIX C

                               SELF CUSTODY RIDER

Notwithstanding any other provisions of this Agreement to the contrary, the following provisions shall apply to this Agreement as being subject to Rule 17f-2 under the Act.

        1. PHYSICAL SEPARATIONS OF SECURITIES. EXCEPT AS PERMITTED BY RULE 17F-2 OR RULE 17F-4, THE CUSTODIAN SHALL HOLD ALL SECURITIES DEPOSITED WITH IT PHYSICALLY SEGREGATED AT ALL TIMES FROM THOSE OF ANY OTHER PERSON.

2. ACCESS TO SECURITIES. Except as otherwise provided by law, no person shall be authorized or permitted to have access to the Securities deposited with the Custodian except pursuant to a Board resolution. Each such resolution shall designate not more than five persons who shall be either officers or responsible employees of the Fund and shall provide that access to such investments shall be had only by two or more such persons jointly, at least one of whom shall be an officer; except that access to such investments shall be permitted (1) to properly authorized officers and employees of the Custodian and (2) to the Fund's independent public accountant jointly with any two persons so designated or with such officer or employee of the Custodian.

3. DEPOSITS AND WITHDRAWALS. Each person when depositing such securities or similar investments in or withdrawing them from a Securities Depository or when ordering their withdrawal and delivery from the safekeeping of the Custodian, shall comply with the requirements of Rule 17f-2(e).

4. EXAMINATION. The Fund shall comply with the requirements of Rule 17f-2(f) with regard to examinations by an independent public accountant.

Acknowledged:


----------------------------                                     ---------------
Fund                                                                   Custodian